UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 24, 2004

Plumas Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-49883	95-3520374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 S. Lindan Avenue, Quincy, California		95971
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(530)283-7305

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 24, 2004, the Company entered into a Deferred Fee Agreement with Jerry V. Kehr, Director of the Company.

The intent of the Deferred Fee Agreement is to allow the Director to defer receipt of director fees until after termination of service from the Company's wholly-owned subsidiary Bank's Board of Directors.

Item 9.01. Financial Statements and Exhibits.

10.63 Deferred Fee Agreement of Jerry V. Kehr dated December 24, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp

January 5, 2005	By:	Andrew Ryback

Name: Andrew Ryback
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.63	Deferred Fee Agreement of Jerry V. Kehr dated December 24, 2004